EXHIBIT 99.2

EVER-GLORY INTERNATIONAL GROUP, INC.
PRO FORMA FINANCIAL STATEMENTS

PROFORMA FINANCIAL INFORMATION

The following consolidated (unaudited) condensed pro forma balance sheet reflects the financial position of Ever-Glory International Group, Inc. “EGLY” as of September 30, 2006 as if the merger with Nanjing Catch-Luck Garments Company Limited “Catch-Luck” and the acquisition of Nanjing New-Tailun Garments Company Limited “New-Tailun” had been completed as of that date, and the consolidated (unaudited) condensed pro forma statements of operations for EGLY for the nine months ended September 30, 2006, for the year ended December 31, 2005 and 2004, as if the merger had been completed as of January 1, 2004 and the acquisition was completed on January 1, 2006.

The shareholder of Catch-Luck exchanged 100% of their ownership of Catch-Luck for the common stocks of EGLY, having an aggregate fair market value of $3.4 million and cash in the amount of $600,000 under a sales and purchase agreement. The $600,000 cash payment is a cash distribution to Catch-Luck’s shareholder who is also a majority shareholder of EGLY. The number of shares of the common stock of EGLY will be determined as of the closing of the transaction by dividing $3.4 million by the fair market value per share of the common stock of EGLY. The fair market value shall be the preceding 30-day average of the high bid and the low asking price quoted as of the closing of the transaction. Had the transaction closed on September 30, 2006, the preceding 30-day average of the high bid price and the low asking price would have been $0.54 and 6,296,296 shares of EGLY’s common stock would accordingly have been issued. The number of shares of common stock of EGLY is subject to adjustment based upon a public offering price per share as of closing. The number of shares to be issued will have a direct impact on the net income per share on the pro forma financial statements.

The transfer has been accounted for as a merger of entities under common control as the companies were beneficially owned by identical shareholders and share common management. The financial statements have been prepared as if the merger had occurred retroactively.

The acquisition of New-Tailun will be accounted for under the purchase method of accounting. Under the purchase method of accounting, assets acquired and liabilities assumed are recorded at their estimated fair values. Goodwill is generated to the extent that the consideration, including transaction and closing costs, exceeds the fair value of net assets acquired. The shareholder of New-Tailun exchanged 100% of their ownership of New Tailun for the common stocks of EGLY, having an aggregate fair market value of $10 million and cash in the amount of $2 million under a sales and purchase agreement. The $2 million cash payment is a cash distribution to New-Tailun’s shareholder. The number of shares of the common stock of EGLY will be determined as of the closing of the transaction by dividing $10 million by the fair market value per share of the common stock of EGLY. The fair market value shall be the preceding 30-day average of the high bid and the low asking price quoted as of the closing of the transaction. Had the transaction closed on September 30, 2006, the preceding 30-day average of the high bid price and the low asking price would have been $0.54 and 18,518,519 shares of EGLY’s common stock would accordingly have been issued. The number of shares of common stock of EGLY is subject to adjustment based upon a public offering price per share as of closing. The number of shares to be issued will have a direct impact on the net income per share on the pro forma financial statements.

The unaudited pro forma financial information is presented for information purposes only and it is not necessarily indicative of the financial position and results of operations that would have been achieved had the transaction been completed as of the date indicated and is not necessarily indicative of EGLY’s future financial position or results of operations.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of EGLY, Catch-Luck and New-Tailun.

EVER-GLORY INTERNATIONAL GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED CONDENSED PRO FORMA BALANCE SHEETS AS OF SEPTEMBER 30, 2006 (UNAUDITED)

	EGLY	Catch-Luck	New-Tailun		Pro Forma			Pro Forma
ASSETS	(Historical)	(Historical)	(Historical)		Adjustments			Combined

CURRENT ASSETS	$1,897,586	$2,515,469	$1,391,593	(2)	(600,000)			$3,171,835
				(3)	(32,813)	(6)	(2,000,000)
INVESTMENT IN A SUBSIDIARY				(2)	4,000,000	(6)	12,000,000	-
				(1)	(4,000,000)	(5)	(12,000,000)
GOODWILL, NET						(5)	10,449,434	10,449,434
PROPERTY AND EQUIPMENT, NET	7,687,851	1,153,325	353,707					9,194,883
LAND USE RIGHT, NET	2,305,733	-	-					2,305,733
TOTAL ASSETS	$11,891,170	$3,668,794	$1,745,300					$25,121,885

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES	$4,549,166	$1,418,216	$194,734	(3)	32,813			$6,129,303

STOCKHOLDERS' EQUITY
Preferred stock ($.0001 par value,	-	-	-					-
authorized 5,000,000 shares,
Nil shares issued and outstanding)
Series A Convertible Preferred Stock	1	-	-					1
($.0001 par value, authorized 10,000 shares,
7,883 shares issued and outstanding
as of September 30, 2006; 7,883 shares issued
and outstanding as of the date of merger)
Common stock ($.0001 par value, authorized	1,997	600,000	900,000	(2)	(630)	(6)	(1,852)	4,479
100,000,000 shares, issued and				(1)	600,000	(5)	900,000
outstanding 19,971,758 shares as of
September 30, 2006; issued and outstanding
44,786,573 shares as of the date of merger)
Additional paid-in capital	1,263,749	-	-	(2)	(3,399,370)	(6)	(9,998,148)	11,261,267
				(1)	3,400,000
Retained earnings	5,804,769	1,630,873	650,319			(5)	650,319	7,435,642
Accumulated other comprehensive income	271,488	19,705	247			(5)	247	291,193

Total Stockholders' Equity	7,342,004	2,250,578	1,550,566					18,992,582
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$11,891,170	$3,668,794	$1,745,300					$25,121,885

EVER-GLORY INTERNATIONAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED CONDENSED PRO FORMA
STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006
(UNAUDITED)

	EGLY	Catch-Luck		New-Tailun		Pro Forma	Pro Forma
	(Historical)	(Historical)		(Historical)		Adjustments	Combined
NET SALES	$17,529,139	$14,433,759		$5,525,124	(3)	560,971	$36,927,051

COST OF SALES	(14,399,072)	(12,285,470)		(4,599,375)	(3)	(560,971)	(30,722,946)

GROSS PROFIT	3,130,067	2,148,289		925,749			6,204,105

OPERATING EXPENSES	1,423,382	301,978		275,714	(3)	(14,063)	1,987,011

INCOME FROM OPERATIONS	1,706,685	1,846,311		650,035			4,217,094

OTHER INCOME (EXPENSES)	(95,897)	1,044		284	(3)	14,063	(108,632)

INCOME BEFORE INCOME TAX EXPENSE	1,610,788	1,847,355		650,319			4,108,462

INCOME TAX EXPENSE	(255,883)	-		-			(255,883)

NET INCOME	1,354,905	1,847,355		650,319			3,852,579

OTHER COMPREHENSIVE INCOME	238,060	17,427		247			255,734

COMPREHENSIVE INCOME	$1,592,965	$1,864,782		$650,566			$4,108,313

Net income per share - basic	$0.07	$0.29		$0.04			$0.09

Net income per share - diluted	$0.02	$0.29		$0.04			$0.04

Weighted average number of shares
outstanding during the period - basic	19,971,758 (4)	6,296,296	(4)	18,518,519			44,786,573

Weighted average number of shares
outstanding during the period - diluted	79,886,746 (4)	6,296,296	(4)	18,518,519			104,701,561

EVER-GLORY INTERNATIONAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED CONDENSED PRO FORMA
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
(UNAUDITED)

	EGLY	Catch-Luck	New-Tailun		Pro Forma	Pro Forma
	(Historical)	(Historical)	(Historical)		Adjustments	Combined
NET SALES	$10,813,961	$4,099,612	$-	(3)	65,943	$14,847,630

COST OF SALES	(8,712,565)	(3,703,977)	-	(3)	(65,943)	(12,350,599)

GROSS PROFIT	2,101,396	395,635	-			2,497,031

OPERATING EXPENSES	969,663	348,055	-	(3)	(18,326)	1,299,392

INCOME FROM OPERATIONS	1,131,733	47,580	-			1,197,639

OTHER INCOME (EXPENSES)	73,487	(521)	-	(3)	18,326	54,640

INCOME BEFORE INCOME TAX EXPENSE	1,205,220	47,059	-			1,252,279

INCOME TAX EXPENSE	(161,680)	-	-			(161,680)

NET INCOME	1,043,540	47,059	-			1,090,599

OTHER COMPREHENSIVE INCOME (LOSS)	5,621	(7,310)	-			(1,689)

COMPREHENSIVE INCOME	$1,049,161	$39,749	$-			$1,088,910

Net income per share - basic	$0.02	$0.01	$-			$0.02

Net income per share - diluted	$0.01	$0.01	$-			$0.01

Weighted average number of shares
outstanding during the year - basic	55,224,701 (4)	6,296,296 (4)	-			61,520,997

Weighted average number of shares
outstanding during the year - diluted	115,139,689 (4)	6,296,296 (4)	-			121,435,985

EVER-GLORY INTERNATIONAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED CONDENSED PRO FORMA
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(UNAUDITED)

	EGLY	Catch-Luck	New-Tailun		Pro Forma	Pro Forma
	(Historical)	(Historical)	(Historical)		Adjustments	Combined
NET SALES	$7,967,601	$3,890,885	$-	(3)	2,356	$11,856,130

COST OF SALES	(6,092,868)	(3,857,615)	-	(3)	(2,356)	(9,948,127)

GROSS PROFIT	1,874,733	33,270	-			1,908,003

OPERATING EXPENSES	487,626	158,774	-			646,400

INCOME FROM OPERATIONS	1,387,107	(125,504)	-			1,261,603

OTHER EXPENSES	(8,668)	(681)	-			(9,349)

INCOME BEFORE INCOME TAX EXPENSE	1,378,439	(126,185)	-			1,252,254

INCOME TAX EXPENSE	(145,584)	-	-			(145,584)

NET INCOME	1,232,855	(126,185)	-			1,106,670

OTHER COMPREHENSIVE INCOME (LOSS)	-	-	-			-

COMPREHENSIVE INCOME	$1,232,855	$(126,185	$-			$1,106,670

Net income per share - basic	$0.02	$-0.02	$-			$0.02

Net income per share - diluted	$0.02	$-0.02	$-			$0.02

Weighted average number of shares
outstanding during the year - basic	58,317,270 (4)	6,296,296 (4)	-			64,613,566

Weighted average number of shares
outstanding during the year - diluted	58,317,270 (4)	6,296,296 (4)	-			64,613,566

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information
Note 1 — Pro forma adjustments

(1)	Shareholder of Catch-Luck exchanged 100% of their ownership of Catch-Luck for common stocks of EGLY, having an aggregate fair market value of $3.4 million, and cash in the amount of $600,000 under a sale and purchase agreement. The transfer has been accounted for as a merger of entities under common control as the companies were beneficially owned by identical shareholders and share common management. The financial statements have been prepared as if the merger had occurred retroactively.
(2)	Reflects total consideration payable to shareholders of Catch-Luck - Cash $600,000 + 6,296,296 common shares valued at $0.54 per share = $4,000,000.
The fair value of common stock is determined by the preceding 30-day average of the high bid and the low asking price quoted as of the closing of the transaction.
Had the transaction closed on September 30, 2006, the preceding 30-day average of the high bid price and the low asking price would have been $0.54 and 6,296,296 shares of EGLY’s common stock would accordingly have been issued.
(3)	Reflects the elimination of intercompany transactions
(4)	Weighted average number of shares outstanding for combined entity includes 6,296,296 shares to Catch- Luck’s shareholder and 18,518,619 shares to New-Tailun’s shareholder as a result of the acquisition.
(5)	Reflects the elimination of the assets and liabilities of New-Tailun acquired by EGLY, eliminating pre- acquisition retained earnings and recording a 100% share of New-Tailun
(6)	Reflects total consideration payable to shareholders of Catch-Luck - Cash $2,000,000 + 18,518,519 common shares valued at $0.54 per share = $12,000,000.
The fair value of common stock is determined by the preceding 30-day average of the high bid and the low asking price quoted as of the closing of the transaction.
Had the transaction closed on September 30, 2006, the preceding 30-day average of the high bid price and the low asking price would have been $0.54 and 18,518,519 shares of EGLY’s common stock would accordingly have been issued.